Holding Company for
Forward Looking Statements
Certain comments made in the course of this presentation by UBNK are forward-looking in nature. These include all statements about the merger including anticipated cost savings, UBNK’s operating results or financial position for periods ending or on dates occurring after September 30, 2012 and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions.  These comments represent management’s current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.
All forward looking statements are subject to risks and uncertainties that could cause UBNK’s actual results or financial condition to differ materially from those expressed in or implied by such statements.  Factors of particular importance to UBNK include, but are not limited to: (1) changes in general economic conditions, including interest rates; (2) competition among providers of financial services; (3) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (4) adverse changes in the securities markets; and (5) our ability to enter new markets successfully and capitalize on growth opportunities. UBNK does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
NASDAQ: UBNK
Sandler O’Neill Investor Meetings
December 10-11, 2012
Exhibit 99.1

United Bank
Commonwealth National Bank
Massachusetts
NewEngland Bank
Connecticut
Rhode Island
Hartford
Tolland
Windham
Providence

United Bank

Building a Scalable Community Bank Franchise
Transactions Represent Logical Expansion of UBNK’s Franchise
into Attractive Markets
(2009)
UBNK
NEBS

(2012)
United Pro Forma
Source: SNL Financial as of 03/31/12
$2.4 billion in combined assets
$1.7 billion in combined loans
$1.8 billion in combined deposits
7 counties with 39 branches
Pro Forma TCE/TA = 11.1%
Completed November 16, 2012

New England Bancshares, Inc. Overview
• 2002 – Completes MHC conversion
• 2003 – Acquires Windsor Locks Community Bank, FSL
– $37MM in assets / $16MM of loans
• 2005 – Completes second step conversion
• 2007 – Acquires First Valley Bancorp, Inc.
– $185MM in assets / $129MM of loans
• 2009 – Acquires Apple Valley Bank & Trust Company
– $85MM in assets / $69MM of loans
History Overview
Financial Summary (as of March 31, 2012) (*)

(*) Reflects unaudited financial information as filed on Form 8-K on 5/8/12.
Source: SNL Financial.
Total Assets (000s)
$726,502
Total Equity (000s)
$73,370
Number of Branches
15
Banking History
Established 1916

Strategic Rationale

Strategic Acquisition That Improves Franchise Value
•
Immediate scale and strong footprint in markets with attractive demographic profile
•
Low execution risk given expansion into contiguous market and similar business mix
Improved Scale
•
Approximately $2.4 billion in combined assets
•
Larger capital base provides United the opportunity to compete for larger lending opportunities
Strong Transaction Fundamentals
•
Greater than 20% earnings accretion in 2013 based on realistic and achievable cost savings and no revenue enhancements
•
Reasonable tangible book value dilution of approximately 9% projected with acceptable incremental earn back period (approximately 5.5 years)

Consumer
1%
$14
Home Equity
12%
$134
1-4 Family RE
27%
$312
Commercial
16%
$182
Construction
3%
$30
Multifamily &
Commercial RE
41%
$467

Total Loans $1,139

Home Equity
4%
$21
Consumer
2%
$12
Other
1%
$5
Commercial
14%
$78
1-4 Family RE
28%
$157
Construction
8%
$43
Multifamily &
Commercial RE
43%
$242

Total Loans $558

Other
0.3%
$5
Consumer
2%
$26
Home Equity
9%
$155
1-4 Family RE
28%
$469
Commercial
15%
$260
Multifamily & Commercial RE
42%
$709
Construction
4%
$73

Total Loans $1,697

United Bank

Similar Loan Mix Pro Forma Loan Mix (in millions) NEBS Loan Mix as of March 31, 2012 (in millions) UBNK Loan Mix as of March 31, 2012 (in millions) Source: SNL Financial as of 03/31/12. 5

CDs
33%
$417
Transaction
21%
$267
Savings
21%
$263
Money Market
25%
$312

Total Deposits $1,259

Core Deposits/Deposits 67%

CDs
49%
$291
Transaction
16%
$91
Money Market
21%
$123
Savings
14%
$81

Total Deposits $586

Core Deposits/Deposits 51%

CDs
38%
$708
Transaction
19%
$358
Savings
19%
$344
Money Market
24%
$435

Total Deposits $1,845

Pro Forma Core Deposits/Deposits 62%

United Bank

Pro Forma Deposit Mix
(in millions)
NEBS Deposit Mix as of March  31, 2012
(in millions)
UBNK Deposit Mix as of March  31, 2012
(in millions)

Strong Deposit Base with Significant Growth Opportunities
Core deposits defined as Non-CDs.
Source:  SNL Financial as of 03/31/12.

Summary of Key Terms
Consideration
0.9575 fixed stock exchange ratio
Form of
Consideration
100% stock (non-taxable merger transaction)
Board Seats
NEBS directors David J. O’Connor and Thomas P. O’Brien
joined the boards of UBNK and United Bank

Summary of Key Assumptions
Cost Savings
• Pre-tax of $6.0 million or 33% of 2012 fiscal year NEBS
non-interest expense base
• 90% realized in 2013
Revenue
Enhancements
• None assumed although considerable opportunities in
pro forma market area
Credit Analysis
• Gross credit mark of $11.0 million or 2.0% of loans
One Time
Merger Related
Expenses
• Pre-tax of $10.8 million

Summary

Logical Market Extension Transaction
Strong Transaction Fundamentals and Attractive Financial Returns
Prudent Deployment of Excess Capital to Increase Franchise Value
Remain Well Capitalized (pro forma TCE ratio of 11.1%)
•
Pro forma entity has significant presence along the I-91 corridor
•
Strategic expansion consistent with UBNK’s business plan
•
Strong earnings accretion
•
Acceptable incremental earn back period with reasonable tangible book value dilution
•
Attractive IRR
•
Strategic transaction that further demonstrates UBNK’s strategy to expand its franchise into attractive markets
•
Ability and capacity to continue to execute capital deployment strategies
•
Well positioned for organic and strategic growth opportunities
– Acquisition of CNB Financial in November 2009
– New loan production offices: Beverly, MA (2011) and Glastonbury, CT (Q3 2012)

Loan Mix as of December 31, 2005
(in millions)
Consumer & HE
18%
$112.0
Commercial
9%
$59.6
Construction
5%
$28.9
Multifamily &
Commercial RE
24%
$150.1
$285.2
1-4 Family RE
44%

Total Loans $635.8
Yield 5.92%

Loan Mix as of September 30, 2012
(in millions)
Consumer & HE
13%
$156.2
Commercial
16%
$201.0
1-4 Family RE
26%
$312.6
Construction
3%
$34.7
$513.5
Multifamily &
Commercial RE
42%

Total Loans $1,218.0
QTD Yield 4.92%

- Mortgage Market Share – #1 in Hampden County as of 09/30/2012.
- Total loans CAGR (2005 – Q3 2012) 10.1%
- Continued conservative underwriting standards.
- Well diversified CRE portfolio – no significant concentrations.

United Bank

Shift toward Bank-Like Mix for Loans (1) (1) Excludes New England Bank. 10

Non-performing Loans/Total Loans
National average
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Q1
2012Q2
2012Q3
2012-Q3*

United Bank

Asset Quality 11 *As of 9/30/2012, non-performing loans were 1.21% of total loans for the combined institution on a pro forma basis.

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Net Charge-offs to Avg Loans
National average
2007Y
2008Y
2009Y
2010Y
2011Y
2012Q1
2012Q2
2012Q3
2012Q3*

Asset Quality 12 *As of 9/30/2012, the net charge-offs to average loans ratio for the combined institution was 0.21% on a pro forma basis.

Deposit Mix as of December 31, 2005
(in millions)

Money Market
24%
Savings
13%
$154.2
$87.3
$133.2
Transaction
20%
$279.0
CDs
43%

Total Deposits $653.6 million
QTD Cost of Total Deposits 2.21%

Deposit Mix as of September 30, 2012
(in millions)

Money Market
23%
$295.7
Savings
21%
$264.9
Transaction
24%
$301.5
$413.1
CDs
33%

Total Deposits $1,275.2 million
QTD Cost of Total Deposits 0.78%

Deposits increased $622 million, or 95%, since 12/31/05 (including CNB acquisition of $195 million):

- Total deposits CAGR (2005 – Q3 2012) 10.4%
- Core deposits 68% of total
- Total core deposits CAGR (2005 – Q3 2012) 13.1%

United Bank

Deposit Mix and Growth (1) (1) Excludes New England Bank. 13

12,000
10,000
8,000
6,000
4,000
2,000
0
$0.80
$0.60
$0.40
$0.20
$0.00
$0.33
$0.29
$0.26
$0.50
$0.57
$0.70
$0.74
2005Y
2006Y
2007Y
2008Y (1)
2009Y (1)
2010Y (1)
2011Y
Core Net Income
Core EPS

United Bank

Annual Core Net Income & Earnings Per Share 6 YR CAGR = EPS 14.4%, Net Income 17.0% 14 (1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.

Core EPS
Dividends per share
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.29
$0.20
$0.26
$0.24
$0.50
$0.27
$0.57
$0.28
$0.70
$0.30
$0.74
$0.34
$0.19
$0.09
$0.21
$0.09
$0.22
$0.10
2006Y
2007Y
2008Y (1)
2009Y (1)
2010Y (1)
2011Y
Q1 2012
Q2 2012 (1)
Q3 2012 (1)

United Bank

Dividend History & Share Buybacks*
* As of 09/30/12
(1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.
Shares Repurchased 2008 2009 2010 2011 YTD 2012 Total
Amount 261,798 1,537,787 798,242 396,209 245,076 3,239,112
$ Value $ 3,496,920 $ 20,593,752 $ 10,849,879 $   6,042,446 $   3,825,411 $ 44,808,407
Dividend $ Payout $ 4,436,000 $   4,238,000 $   4,589,000 $   5,067,000 $   4,077,000 $ 22,407,000

Financial Performance
2006 2007
2008
(1)
2009
(1)
2010
(1)
2011 Q1 2012 Q2 2012
(1)
Q3 2012
(1)
Earnings Data (in mm except EPS):
Core Net Income 4.9 $     4.4 $       8.1 $      8.6 $       10.9 $    11.2 $    2.8 $      3.2 $       3.3 $
Core Earnings Per Share $0.29 $0.26 $0.50 $0.57 $0.70 $0.74 $0.19 $0.21 $0.22
Net Interest Income 27.6 $   29.2 $     39.8 $    41.0 $    52.9 $    52.8 $    13.1 $    13.3 $     13.6 $
Provision for Loan Losses 1.0         1.4          1.8         3.0          2.3         3.2         0.7         0.8          1.1
Normalized Non-interest Income 5.4         5.7          6.6         8.7          8.7         9.4         2.6         2.6          2.5
Normalized Non-interest Expenses 24.0      26.0        30.7       33.5        42.7       44.1       11.3       10.9        10.8
Profitability Data and Ratios:
Average Earning Assets (mm) $926 $1,001 $1,147 $1,208 $1,448 $1,504 $1,526 $1,547 $1,544
Net Interest Margin 2.97% 2.91% 3.47% 3.39% 3.65% 3.51% 3.43% 3.44% 3.51%
Efficiency Ratio 72.95% 74.02% 66.16% 68.49% 69.55% 71.08% 72.44% 69.27% 67.46%
Asset Quality:
Non-performing Assets/Total Assets 0.18% 0.25% 0.46% 1.16% 0.69% 0.65% 0.70% 0.68% 0.61%
Allowance for Loan Losses/ Total Loans
(excluding purchased loans)
0.95% 0.94% 0.95% 1.07% 1.18% 1.17% 1.15% 1.14% 1.15%
Net Charge-offs/Total Average Loans 0.02% 0.12% 0.15% 0.23% 0.13% 0.19% 0.16% 0.11% 0.09%
Capital:
Tangible Equity/Tangible Assets 13.65% 20.95% 18.03% 14.13% 13.54% 13.53% 13.22% 13.33% 13.21%
Tangible Book Value Per Share 8.03 $   12.73 $  13.01 $  12.93 $  13.30 $  13.90 $  14.00 $  14.12 $  14.31 $
Dividends Per Share 0.20 $   0.24 $     0.27 $    0.28 $    0.30 $    0.34 $    0.09 $    0.09 $     0.10 $
Period End Stock Price 13.80 $ 11.10 $  15.14 $  13.11 $  15.27 $  16.09 $  15.82 $  14.38 $  14.47 $
(1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.91%
3.47%
3.39%
3.65%
3.51%
3.43%
3.44%
3.51%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12
Q3'12

United Bank

Net Interest Margin 17

80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
74.02%
66.16%
68.49%
69.55%
71.08%
72.44%
69.27%
67.46%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12
Q3'12

United Bank

Efficiency Ratio (1) 18 (1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.

2005 – Q3 2012 PRO-FORMA
CAGR = 15.6%
$2,400,000
$2,100,000
$1,800,000
$1,500,000
$1,200,000
$900,000
$600,000
$906,513
$1,009,433
$1,079,281
$1,263,134
$1,541,040
$1,584,877
$1,599,882
$1,660,198
$1,653,626
$1,683,684
$2,412,703
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
Q1 2012
Q2 2012
Q3 2012
Q3 2012*

United Bank

Total Assets (000’s) 19 *As of 9/30/2012, total assets for the combined institution were $2,412,703 on a pro forma basis.

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
20.95%
18.03%
14.13%
13.54%
13.53%
13.22%
13.33%
13.21%
11.10%
2007Y
2008Y
2009Y
2010Y
2011Y
Q1'12
Q2'12
Q3'12
Q3'12 *

United Bank

Tangible Equity/Tangible Assets (1)

(1) Please refer to the appendix for the reconciliation of GAAP and non-GAAP results.
*As of 9/30/2012, the tangible equity to tangible assets
ratio for the combined institution was 11.10% on a pro
forma basis.

Appendix 21

Reconciliation of GAAP and Non-GAAP Results

March 31 June 30 Sept. 30
($ in thousands) 2006 2007 2008 2009 2010 2011 2012 2012 2012
Non-Interest Income (GAAP) 5,392         5,735         5,220         8,676                 8,716                 9,343           2,573         2,570         2,511
Other Than Temporary Impairment Charge -               -               1,377          -                     -                     -                -             -             202
Adjusted Non-Interest Income (Non-GAAP) 5,392         5,735         6,597         8,676                 8,716                 9,343           2,573         2,570         2,713
Non-Interest Expense (GAAP) 24,036       26,039       30,690       36,858              43,841              44,062         11,275       11,468       11,192
Acquisition Costs -               -               -             (2,863)                 (1,148)                 -                -             (592)            (366)
Special FDIC Insurance Assessment -               -               -             (538)                    -                     -                -             -             -
Adjusted Non-Interest Expense (Non-GAAP) 24,036       26,039       30,690       33,458              42,693              44,062         11,275       10,876       10,826
Net Income (GAAP) 4,924         4,377         7,298         5,806                 10,032              11,184         2,849         2,582         2,929
Adjustments to GAAP Net Income:
   Other Than Temporary Impairment Charge
-
-               1,377
-                     -                     -                -             -
202
   Acquisition Costs -               -               -             2,863                  1,148                  -                -             592             366
   Special FDIC Assessment -               -               -             538                     -                     -                -             -             -
   Income Tax Effect - All Items -               -               (527)            (556)                    (329)                    -                -             -             (195)
Adjusted Net Income (Non-GAAP) 4,924         4,377         8,148         8,650                 10,851              11,184         2,849         3,174         3,302
Per Share Data:
Diluted earnings per share (GAAP) 0.29 $         0.26 $         0.44 $         0.38 $                 0.65 $                 0.74 $           0.19 $         0.17 $         0.20 $
Diluted earnings per share (Non-GAAP) 0.29 $         0.26 $         0.50 $         0.57 $                 0.70 $                 0.74 $           0.19 $         0.21 $         0.22 $
Performance Ratios (annualized):
Return on average assets (GAAP) 0.51% 0.42% 0.62% 0.46% 0.65% 0.70% 0.70% 0.62% 0.71%
Return on average assets (Normalized) 0.51% 0.42% 0.69% 0.68% 0.71% 0.70% 0.70% 0.77% 0.80%
Return on average equity (GAAP) 3.59% 2.99% 3.23% 2.67% 4.49% 4.94% 5.00% 4.53% 5.10%
Return on average equity (Normalized) 3.59% 2.99% 3.60% 3.97% 4.85% 4.94% 5.00% 5.57% 5.75%
Efficiency ratio (GAAP) 72.95% 74.02% 66.16% 75.45% 71.42% 71.08% 72.44% 73.04% 69.74%
Efficiency ratio (Normalized) 72.95% 74.02% 66.16% 68.49% 69.55% 71.08% 72.44% 69.27% 67.46%
At or For the Years Ended December 31,
The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

Reconciliation of GAAP and Non-GAAP Results

March 31 June 30 Sept. 30
($ in thousands)
2006 2007 2008 2009 2010 2011 2012 2012 2012
Total Loans (Gross) 762,113 824,695 870,276 1,122,241 1,074,111 1,121,879 1,139,344 1,162,356 1,218,007
CNB Acquired Loans - - - (242,930) (209,785) (148,925) (136,393) (126,394) (118,611)
Purchased Loans (GE Loans) - - - (22,655) (21,448) (19,066) (18,284) (6,443) (6,348)
Total Loans (Non-GAAP) 762,113 824,695 870,276 856,656 842,878 953,888 984,667 1,029,519 1,093,048
Total Equity 137,711 226,120 227,714 225,246 222,576 227,361 227,248 228,129 230,163
Goodwill - - - (7,844) (8,192) (8,192) (8,192) (8,192) (8,192)
Other Intangible Assets - - - (927) (976) (752) (712) (741) (699)
Tangible Equity (Non-GAAP) 137,711 226,120 227,714 216,475 213,408 218,417 218,344 219,196 221,272
Total Assets 1,009,433 1,079,281 1,263,134 1,541,040 1,584,877 1,623,522 1,660,198 1,653,626 1,683,684
Goodwill - - - (7,844) (8,192) (8,192) (8,192) (8,192) (8,192)
Other Intangible Assets - - - (927) (976) (752) (712) (741) (699)
Tangible Assets (Non-GAAP) 1,009,433 1,079,281 1,263,134 1,532,269 1,575,709 1,614,578 1,651,294 1,644,693 1,674,793
Asset Quality:
Allowance for Loan Losses/Total Loans 0.95% 0.94% 0.95% 0.82% 0.93% 0.99% 0.99% 1.01% 1.03%
Allowance for Loan Losses/Total Loans excl. Purchased Loans 0.95% 0.94% 0.95% 1.07% 1.18% 1.17% 1.15% 1.14% 1.15%
Capital:
Total Equity/Total Assets 13.65% 20.95% 18.03% 14.62% 14.04% 14.00% 13.69% 13.80% 13.67%
Tangible Equity/Tangible Assets 13.65% 20.95% 18.03% 14.13% 13.54% 13.53% 13.22% 13.33% 13.21%
Book Value Per Share 8.03 $        12.73 $       13.01 $      13.38 $              13.82 $              14.47 $        14.57 $      14.70 $      14.88 $
Tangible Book Value Per Share 8.03 $        12.73 $       13.01 $      12.93 $              13.30 $              13.90 $        14.00 $      14.12 $      14.31 $
At or For the Years Ended December 31,
The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

FOR QUESTIONS, PLEASE CONTACT:
Dena M. Hall, SVP, Marketing and Investor Relations
(413) 787- 1292
dhall@bankatunited.com
Mark A. Roberts, Executive Vice President and Chief
Financial Officer
(413) 787-1201
mroberts@bankatunited.com
Thank you.